UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 23, 1998
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                                SB Partners
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          (Exact name of registrant as specified in its charter)

  New York                       000-08952                     13-6294787
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(State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)          Identification No.)

  666 Fifth Avenue, New York, NY                                  10103
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   (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code     (212) 408-2929
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    (Former name or former address, if changed since last report.)

Item 2. Acquisition of Assets

             On December 23, 1998, the Registrant purchased Halton Place Apartments, a 246 unit apartment community located in Greenville, South Carolina, for $12,600,000 in an all cash transaction. The contract price was settled upon after a competitive bidding process. The seller, Atlantic Multifamily Limited Partnership-I, and the Registrant have no affiliation. Proceeds from a mortgage note of $17,250,000 placed on Cypress Key Apartments with a FNMA DUS program lender were used to consummate this transaction. The mortgage note bears interest at 6.605% per annum and matures on January 1, 2009.

Item 7. Financial Statements

             The financial statements required to be presented in connection with the acquisition of Halton Place Apartments, including audited and pro forma financial statements, will be included in a separate filing on or before March 8, 1999, as an amendment to this Form 8-K.



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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SB Partners
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                                                (Registrant)

                                  By: SB PARTNERS REAL ESTATE CORPORATION
                                      GENERAL PARTNER


Date     January 7, 1999          /s/ George N. Tietjen III
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                                  George N. Tietjen III
                                  Vice-President